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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  July 24, 1995
                 Date of earliest event reported: July 12, 1995


                               ATLAS CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                      1-2714                     13-5503312
    (State of                     (Commission                (IRS Employer
    Incorporation)                File Number)               Identification No.)


                       370 SEVENTEENTH STREET, SUITE 3150
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)


                                 (303) 825-1200
              (Registrant's telephone number, including area code)

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ITEM 8.  CHANGE IN FISCAL YEAR

     The Board of Directors of Atlas Corporation, at its meeting of July 12, 1995, approved the change of the Corporation's fiscal year end from June 30 to December 31, effective December 31, 1995, subject to approval by applicable tax authorities. The transition period will be reported on the Registrant's Form 10-K for the period ending December 31, 1995.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLAS CORPORATION

Date:  July 24, 1995                     By:  /s/ MICHAEL WASHINGTON
                                             -----------------------
                                              Michael Washington
                                              Chief Financial Officer

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